Exhibit 10.12.4

THIRD AMENDMENT TO
MASTER SERVICES AGREEMENT

THIS THIRD AMENDMENT TO MASTER SERVICES AGREEMENT (“3rd Amendment”) dated as of June 20, 2016 (“Effective Date”) is entered into by and between Accredo Health Group, Inc. (“Service Provider”) and Aegerion Pharmaceuticals, Inc., a Delaware corporation with offices at One Main Street Suite 800, Cambridge, MA 02142 (“Aegerion”) as successor in interest to AstraZeneca Pharmaceutical LP, a Delaware limited partnership with offices at 1800 Concord Pike, Wilmington, Delaware 19803 (“AstraZeneca”).

WITNESSETH:

WHEREAS, the predecessor in interest to Aegerion and Service Provider entered into a MASTER SERVICES AGREEMENT with an effective date of December 6, 2013 (the “Agreement”); which was later amended by the 1st Amendment dated January 19, 2014, and the Second Amendment dated June 1, 2014; and

WHEREAS, the Agreement was assigned to Aegerion by AstraZeneca effective January 9, 2015; and

WHEREAS, Aegerion and Service Provider desire to amend the terms of the Agreement as set forth herein.

NOW, THEREFORE, THE PARTIES, intending to be legally bound, agreed to amend the Agreement as follows:

1.	Notwithstanding anything in the Agreement, to the contrary, the parties mutually agree to extend the term of the Agreement until July 31, 2018.

2.	Except as modified herein, all other terms of the Agreement remaining full force and effect.

IN WITNESS WHEREOF, the parties have hereunto signed this 3rd Amendment effective as of the date set forth above.

AEGERION PHARMACEUTICALS, INC.	ACCREDO HEALTH GROUP, INC.

By:	/s/ Christine Strobele	By:	/s/ Bill Martin

Name:	Christine Strobele	Name:	Bill Martin

Title:	VP Pt Engagement	Title:	VP

Date:	6/23/16	Date:	6/20/16